UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 26, 2006
                                                       ------------------

                                POWER2SHIP, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                   000-25753                   87-0449667
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 (State or other jurisdiction       (Commission                 (IRS Employer
        of incorporation)           File Number)             Identification No.)


                903 Clint Moore Road, Boca Raton, Florida 33487
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code 561-998-7557
                                                           ------------

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         Michael Darden has tendered his resignation as a Director from the Board of Directors of Power2Ship, Inc. effective September 26, 2006. Mr. Darden's letter of resignation is included as an exhibit to this report, which recites the basis for his resignation. A copy of our Current Report on Form 8-K was submitted to Mr. Darden's counsel prior to and concurrent with this filing, and counsel has responded to the initial proposed report with his correspondence of September 29, 2006, which is also included as an exhibit to this report.


Item 9.01. Financial Statements and Exhibits

           (d) Exhibits.

               99.1. Letter of Resignation of Michael Darden dated September 26,
                     2006.
               99.2. Letter from Shevlin & Atkins dated September 29, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                POWER2SHIP, INC.



                                                By: /s/ David S. Brooks
                                                   --------------------
                                                    David S. Brooks
                                                    Chief Executive Officer
Date:  October 2, 2006






















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